Exhibit 99.1

LETTER OF TRANSMITTAL

To accompany certificates representing Series F Warrants of CombiMatrix Corporation

The undersigned represents that I (we) have full authority to tender without restriction the warrant(s) described below for exchange. You are hereby authorized and instructed to issue in the name of the undersigned and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) book-entry shares of Invitae Corporation common stock and a check representing a cash payment in lieu of fractional shares in exchange for the warrant(s) tendered pursuant to this Letter of Transmittal. Such book-entries shall equal 0.3056 of a share of Invitae common stock per Series F warrant tendered; provided, however, that in lieu of any fractional share to which the undersigned would otherwise be entitled, the undersigned will receive a cash payment in lieu of such fractional share equal to the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by $9.491.

Method of delivery of the warrant(s) is at the option and risk of the owner thereof. See Instructions 1 and 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Series F warrants (if applicable), to:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. BOX 2042 New York, NY 10272-2042

For assistance call (877) 248-6417 or (718) 921-8317

Pursuant to the offer of Invitae Corporation (“Invitae”) to exchange each properly tendered and accepted Series F warrant to acquire one share of common stock of CombiMatrix Corporation (“CombiMatrix”) for 0.3056 of a share of Invitae common stock (the “Exchange Offer”), the undersigned encloses herewith (if applicable) and tenders the following CombiMatrix Series F warrants:

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF WARRANTS TENDERED (Please fill in. Attach separate schedule if needed)

	Certificate No(s)*	Number of Warrants

TOTAL WARRANTS

* The certificate number need not be provided by book-entry holders.

☐ CHECK HERE IF TENDERED COMBIMATRIX SERIES F WARRANTS ARE ENCLOSED HEREWITH.

☐       CHECK HERE IF TENDERED COMBIMATRIX SERIES F WARRANTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐ Check this box if your certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 7.
SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if shares of Invitae common stock and/or payment of any cash amounts are to be issued in a name which differs from the name of the registered holder. Issue to:	Complete ONLY if (i) CombiMatrix Series F warrants not accepted for exchange or (ii) payment of any cash amounts are to be mailed to some address other than the address reflected above. See Instruction 6. Mail to:

Name:	Name:

Address:	Address:

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 5, 6, 8 and 9)	☐ Please check here if address change is permanent.

YOU MUST SIGN IN THE BOX BELOW (WHETHER OR NOT COMBIMATRIX SERIES F WARRANTS ARE BEING PHYSICALLY TENDERED HEREBY) AND FILL OUT AND SIGN THE SUBSTITUTE FORM W-9 ATTACHED HERETO
SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) or Agent	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 5.

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on warrant certificate(s) (unless such warrants are book-entry). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 4, 5 and 9.	Unless the warrants are tendered by the registered holder(s), or for the account of a participant in the Securities Transfer Agent’s Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”) or New York Stock Exchange Medallion Signature Program (“MSP”) (an “Eligible Institution”), the signature(s) must be guaranteed by an Eligible Institution. See Instruction 5.

Registered Holder
Authorized Signature

Registered Holder
Name of Firm

Title, if any
Date:	Address of Firm - Please Print

Phone No.:

THE EXCHANGE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF                , 2017, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

INSTRUCTIONS FOR TENDERING CERTIFICATES

(Please read carefully the instructions below)

1. Method of Delivery: This Letter of transmittal is to be completed by warrant holders either if certificates are to be forwarded herewith or if tenders of CombiMatrix Series F warrants are to be made by book-entry transfer into the account of American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”). Certificates for all physically tendered CombiMatrix Series F warrants or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all CombiMatrix Series F warrants delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above before the Expiration Date, or the terms and conditions of the guaranteed delivery procedure described in the prospectus/offer to exchange dated                 , 2017 (the “Prospectus”) and this Letter of Transmittal must be met. Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer CombiMatrix Series F warrants to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the CombiMatrix Series F warrants for purposes of Exchange Offer. Delivery of this Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. This Letter of Transmittal should not be sent to Invitae, CombiMatrix, or DTC. The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and proper insurance is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight delivery service. In all cases, sufficient time should be allowed to ensure timely delivery. None of Invitae, CombiMatrix or the Exchange Agent is under any obligation to notify any tendering holder of Invitae’s acceptance of tendered CombiMatrix Series F warrants prior to the expiration of the Exchange Offer.

By crediting the CombiMatrix Series F warrants to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including, if applicable, transmitting to the Exchange Agent an agent’s message in which the holder of the CombiMatrix Series F warrants acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such CombiMatrix Series F warrants all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

2. Physical Delivery: If tendering through physical delivery, your Series F warrant certificate(s) and this Letter of Transmittal must be sent or delivered to the Exchange Agent. Do not send your certificates to Invitae or CombiMatrix. The method of delivery of certificates to be physically tendered to the Exchange Agent at the address set forth on the front of this Letter of Transmittal is at the option and risk of the tendering warrant holder. Delivery will be deemed effective only when received. If you submit this Letter of Transmittal by facsimile, you must also send or deliver your certificate(s). If the certificate(s) are sent by mail, registered mail with return receipt requested and proper insurance is suggested.

3. Issuance of Shares: Invitae common stock will be delivered only in book-entry form and, for those who hold Series F warrants in Street Name, only to the DTC account of the tendering holder or the tendering holder’s custodian. If you hold Series F warrants in registered form, you will receive a direct registration (DRS) account statement from Invitae’s transfer agent reflecting ownership of the new shares. If you hold your Series F warrants in street name, DTC will credit your account with your broker or other nominee with the new shares. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table above. Failure to do so will render a tender of CombiMatrix Series F warrants defective and Invitae will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Invitae common stock delivered pursuant to the exchange offer and to obtain the information necessary to complete the table above.

4. Issuance in the Same Name: If the check and/or Invitae common stock are issued in the same name as the tendered warrant is registered, this Letter of Transmittal should be completed and signed exactly as the tendered warrant is registered. Do not sign the warrant certificate(s). Signature guarantees are not required if the warrant(s) tendered herewith are submitted by the registered owner of such warrant(s) who has not completed the section entitled “Special Issuance Instructions” or are for the account of an Eligible Institution. If any of the warrants tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s) (unless such warrants are book-entry). If any warrants are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

5. Special Issuance Instructions: If the section entitled “Special Issuance Instructions” is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is an Eligible Institution. If the tendered warrants are registered in the name of a person other than the signer of this Letter of Transmittal, or if issuance or payment is to be made to a person other than the signer of this Letter of Transmittal, or if the issuance or payment is to be made to a person other than the registered owner(s), then the tendered certificate(s) must be endorsed or accompanied by duly executed powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or power(s), with the signatures on the certificate(s) or power(s) guaranteed by an Eligible Institution as provided herein.

6. Special Delivery Instructions: Indicate the name in which and address to which the check for any cash consideration is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. If Special Issuance Instructions have been completed, a Substitute Form W-9 must also be completed for the person named therein, and that person will be considered the record owner.

7. Letter of Transmittal Required; Tender of Certificate(s); Lost Certificate(s): You will not receive your check or be issued shares of Invitae stock unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Exchange Agent, together with the certificate(s) evidencing your warrants (unless such warrants are book-entry) and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Exchange Agent for instructions at (877) 248-6417 or (718) 921-8317 prior to submitting your documents for exchange. Any CombiMatrix Series F warrant holder who has lost certificates should make arrangements immediately (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates. In order to permit timely processing, such arrangements must be made with the current warrant agent for the Series F warrants: Computershare Trust Company, N.A., 4870 Washington Blvd., Jersey City, NJ 07310.

8. Substitute Form W-9: Under the federal income tax law, a non-exempt warrant holder is required to provide the Exchange Agent with such warrant holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9. If the warrant(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the tendering warrant holder to 28% backup withholding on the payment of any cash. The tendering warrant holder must check the box in Part 4 if a TIN has not been issued and the warrant holder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Exchange Agent is not provided with a TIN before payment is made, the Exchange Agent will withhold 28% on all payments to such tendering warrant holders of any cash consideration due for their former warrants. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Exchange Agent.

9. Stock Transfer Taxes: If payment is to be made to any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such warrants if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

10. Guaranteed Delivery: CombiMatrix Series F warrant holders desiring to tender CombiMatrix Series F warrants pursuant to the Exchange Offer but whose certificates are not immediately available or cannot otherwise be delivered with all other required documents to the Exchange Agent prior to the Expiration Date may nevertheless tender CombiMatrix Series F warrants, as long as all of the following conditions are satisfied: (i) the tender is by or through an Eligible Institution; (ii) a properly completed and duly executed “Notice of Guaranteed Delivery” is received by the Exchange Agent prior to the Expiration Date; and (iii) the certificates for all tendered CombiMatrix Series F warrants, in proper form for transfer, together with this Letter of Transmittal (properly completed and duly executed) with any required signature guarantees and all other documents required by this Letter of Transmittal are received by the Exchange Agent within two New York Stock Exchange trading days after the date of execution of the “Notice of Guaranteed Delivery.” A CombiMatrix Series F warrant holder may deliver the “Notice of Guaranteed Delivery” by facsimile transmission or mail to the Exchange Agent. The notice must include a guarantee by an Eligible Institution in the form set forth in the notice. In all cases, Invitae will exchange CombiMatrix Series F warrants tendered and accepted for exchange pursuant to the Exchange Offer only after timely receipt by the Exchange Agent of certificates for CombiMatrix Series F warrants, a properly completed and duly executed Letter of Transmittal and any other required documents.

All questions as to the validity, form and eligibility of any tender of warrants will be determined by the Exchange Agent and Invitae and such determination shall be final and binding. The Exchange Agent and Invitae reserve the right to waive any irregularities or defects in the tender of any warrants. A tender will not be deemed to have been made until all irregularities have been cured or waived.

REPRESENTATIONS AND WARRANTIES

By signing this Letter of Transmittal, the undersigned hereby represents and warrants as follows:

1. The undersigned has received and reviewed the prospectus/offer to exchange dated            , 2017 (the “Prospectus”).

2. The undersigned has full power and authority to tender the CombiMatrix Series F warrants tendered, and to sell, assign and transfer all right, title and interest in and to such CombiMatrix Series F warrants.

3. The CombiMatrix Series F warrants being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such CombiMatrix Series F warrants by Invitae, Invitae will acquire good, indefeasible and unencumbered title to such CombiMatrix Series F warrants, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Invitae.

4. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Invitae to be necessary or desirable to complete the sale, assignment and transfer of the CombiMatrix Series F warrants tendered hereby.

5. The undersigned acknowledges that none of Invitae, CombiMatrix, the information agent, the Exchange Agent or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Invitae, CombiMatrix or the offer or sale of any Invitae common stock, other than the information included in the Prospectus (as supplemented prior to the Expiration Date).

6. The terms and conditions of the Exchange Offer as set forth in the Prospectus shall be deemed to be incorporated in, and form a part of, this letter of transmittal, which shall be read and construed accordingly.

7. The undersigned understands that tenders of CombiMatrix Series F warrants may be withdrawn only prior to the Expiration Date. A notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus.

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (including a U.S. resident alien). PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER (“TIN”) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:

☐ Individual/Sole Proprietor ☐ C Corporation ☐ S Corporation

☐ Partnership ☐ Trust/estate ☐ Limited Liability Company:

☐ Other (please specify)

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”:

C = C Corporation

S = S Corporation

P = Partnership

Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)    I am a U.S. person (including a U.S. resident alien).

(4)    The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                                                            DATE

NAME

ADDRESS

CITY                                                   STATE                              ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 5 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a warrant holder who tenders CombiMatrix Series F warrant certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the warrant holder must provide the Exchange Agent with such warrant holder’s correct taxpayer identification number and certify that such warrant holder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a warrant holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the warrant holder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the CombiMatrix Series F warrant certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain warrant holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such warrant holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause the CombiMatrix Series F warrant certificates to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1.	An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.